UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2023

ACRES Commercial Realty Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-32733	20-2287134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 RXR Plaza
Uniondale, New York		11556
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 516 535-0015

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange
7.875% Series D Cumulative Redeemable Preferred Stock	ACRPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2023, ACRES Commercial Realty Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders at which its stockholders: (i) elected nine directors: Messrs. Andrew Fentress, Mark S. Fogel, William B. Hart, Gary Ickowicz, Steven J. Kessler, Murray S. Levin and P. Sherrill Neff and Mses. Karen Edwards and Dawanna Williams to serve until the next annual meeting of stockholders in 2024; (ii) approved, in an advisory vote, the compensation of the Company’s named executive officers; (iii) approved, in an advisory vote, the frequency of votes on the say on pay vote each year and (iv) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The voting results were as follows:

Election of Directors	Shares For	Shares Against	Abstentions	Broker Non-Votes
Ms. Edwards	3,014,009	175,652	1,203,711	2,418,952
Mr. Fentress	3,013,827	143,514	1,236,031	2,418,952
Mr. Fogel	3,017,862	140,207	1,235,303	2,418,952
Mr. Hart	2,917,864	269,160	1,206,348	2,418,952
Mr. Ickowicz	2,991,993	165,410	1,235,969	2,418,952
Mr. Kessler	2,920,341	237,206	1,235,825	2,418,952
Mr. Levin	2,799,066	360,304	1,234,002	2,418,952
Mr. Neff	2,921,404	267,953	1,204,015	2,418,952
Ms. Williams	3,015,258	178,714	1,199,400	2,418,952

A proposal to approve, in an advisory vote, the compensation of the Company’s named executive officers:

Shares For	Shares Against	Abstentions	Broker Non-Votes
2,826,747	293,498	1,273,127	2,418,952

A proposal to approve, in an advisory vote, the frequency of votes on the say on pay vote:

One Year	Two Years	Three Years	Abstentions
3,111,153	25,966	52,403	1,203,850

Based on the voting results of the frequency of votes on the say on pay vote described above, and consistent with the Board of Directors’ recommendation, the Company will hold future advisory votes each year until the next required advisory vote on the frequency of the advisory vote on executive compensation, which will occur no later than the Company’s 2029 Annual Meeting of Stockholders.

A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Shares For	Shares Against	Abstentions
5,580,256	34,767	1,197,301

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES COMMERCIAL REALTY CORP.

Date:	June 12, 2023	By:	/s/ Jaclyn Jesberger
Jaclyn Jesberger Senior Vice President, Chief Legal Officer and Secretary